Rule 497(e)

File No. 333-146827

Innovator ETFs® Trust

(the “Trust”)

Innovator Equity Defined Protection ETF® – 6 Mo Apr/Oct

(the “Fund”)

Supplement To The Fund’s Prospectus
Dated February 28, 2025

September 23, 2025

As described in detail in the Fund’s prospectus, an investment in shares of the Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the Outcome Period of approximately six months. The current Outcome Period will end on September 30, 2025, and the Fund will commence a new Outcome Period that will begin on October 1, 2025 and end on March 31, 2026. The Fund’s Cap will not be determined until the start of the new Outcome Period. At the commencement of the new Outcome Period, the Fund will file a supplement to its prospectus that will include the actual Cap for the new Outcome Period, which may be higher or lower than the estimated Cap ranges set forth below. As of September 23, 2025, the expected range of the Fund’s Cap is set forth below.

Fund Name	Ticker	Estimated Cap Range
Innovator Equity Defined Protection ETF® – 6 Mo Apr/Oct	APOC	2.86% – 3.86% (2.46% – 3.46% after taking into account the Fund’s unitary management fee for the Outcome Period)

Please Keep This Supplement With Your Prospectus For Future Reference